UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 25, 2007

LYONDELL CHEMICAL COMPANY

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-10145	95-4160558
(Commission File Number)	(I.R.S. Employer Identification No.)

1221 McKinney Street, Suite 700, Houston, Texas	77010
(Address of principal executive offices)	(Zip Code)

(713) 652-7200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On January 25, 2007, Lyondell Chemical Company (the “Company”) issued a press release announcing its results for the fourth-quarter and full-year of 2006, which is furnished herewith as Exhibit 99.1 and incorporated by reference into this Item 2.02.

The Company will host a conference call on January 25, 2007 at 11:30 a.m. Eastern Time to discuss its results. The call will be broadcast live on the Company’s web site at www.lyondell.com/earnings. A replay of the call will be available on the Company’s web site at www.lyondell.com/earnings at 2:30 p.m. Eastern Time on January 25, 2007. Reconciliations of non-GAAP financial measures to GAAP financial measures, together with any other applicable disclosures, including the earnings release, will be available at 11:30 a.m. Eastern Time on January 25, 2007 at www.lyondell.com/earnings.

Item 7.01 Regulation FD Disclosure

On January 25, 2007, the Company issued a press release announcing its plan for 2007 capital expenditures. The press release is furnished herewith as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits.

99.1	Press Release
99.2	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LYONDELL CHEMICAL COMPANY

By:	/s/ Kerry A. Galvin
Name:	Kerry A. Galvin
Title:	Senior Vice President and General Counsel

Date: January 25, 2007

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release
99.2	Press Release